UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2022

East Stone Acquisition Corporation

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39233	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Suite 100

Burlington, MA 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 202 9128

25 Mall Road, Suite 330

Burlington, MA 01803

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	ESSCU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	ESSC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	ESSCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share, each whole Ordinary Share exercisable for $11.50 per share	ESSCW	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

As previously disclosed, on April 15, 2022, East Stone Acquisition Corporation, a British Virgin Island business company (“East Stone”), entered into a Business Combination Agreement (the “Business Combination Agreement”) providing for the business combination (the “Business Combination”) of East Stone and ICONIQ Holding Limited, a Cayman Islands company engaged in the business of developing smart electric vehicles (the “Company”), under a new holding company named NWTN Inc., a Cayman Islands company (“Pubco”).

On June 8, 2022, the Company and East Stone issued a joint press release (the “Press Release”) announcing the confidential submission of a draft of a Registration Statement on Form F-4 (“Registration Statement”) to the United States Securities and Exchange Commission (the “SEC”), with respect to its proposed Business Combination. A copy of the Press Release is filed herewith as Exhibit 99.1.

ADDITIONAL INFORMATION

Pubco has submitted with the SEC, a Registration Statement (as may be amended), which will include a preliminary proxy statement of East Stone and a prospectus in connection with the proposed transactions (the “Transactions”) involving East Stone, the Purchaser Representative, the Pubco, Muse Merger Sub I Limited, Muse Merger Sub II Limited and the Company pursuant to the Business Combination Agreement by and among the parties (the “Business Combination Agreement”). The definitive proxy statement and other relevant documents will be mailed to shareholders of East Stone as of a record date to be established for voting on East Stone’s proposed Transactions with the Company. SHAREHOLDERS OF EAST STONE AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH EAST STONE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT EAST STONE, THE COMPANY, PUBCO AND THE TRANSACTIONS. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to East Stone by contacting its Chief Financial Officer, Chunyi (Charlie) Hao, c/o East Stone Acquisition Corporation, 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803, at (781) 202-9128 or at hao@estonecapital.com.

DISCLAIMER

This report and the exhibits hereto shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

NO ASSURANCES

There can be no assurance that the proposed Transactions will be completed, nor can there be any assurance, if the Transactions are completed, that the potential benefits of combining the companies will be realized. The description of the Transactions contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the Transactions, copies of which have been filed by East Stone with the SEC as exhibits to this report.

PARTICIPANTS IN THE SOLICITATION

Pubco, East Stone and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of East Stone in connection with the Transactions. Information regarding the officers and directors of East Stone is set forth in East Stone’s annual report on Form 10-K, which was filed with the SEC on April 15, 2022. Additional information regarding the interests of such potential participants will also be included in the Registration Statement (and will be included in the definitive proxy statement/prospectus for the Transactions) and other relevant documents filed with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information in this report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share; (2) references with respect to the anticipated benefits of the proposed Transactions and the projected future financial performance of East Stone and the Company’s operating companies following the proposed Transactions; (3) changes in the market for the Company’s products and services and expansion plans and opportunities; (4) the Company’s unit economics; (5) the sources and uses of cash of the proposed Transactions; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Transactions; (7) the projected technological developments of the Company and its competitors; (8) anticipated short- and long-term customer benefits; (9) current and future potential commercial and customer relationships; (10) the ability to manufacture efficiently at scale; (11) anticipated investments in research and development and the effect of these investments and timing related to commercial product launches; and (12) expectations related to the terms and timing of the proposed Transactions. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of the Company’s and East Stone’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and East Stone. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Transactions disrupt current plans and operations as a result of the announcement and consummation of the Transactions described herein; the inability to recognize the anticipated benefits of the Transactions; the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Transactions; the ability to obtain or maintain the listing of the Pubco’s securities on The Nasdaq Stock Market, following the Transactions, including having the requisite number of shareholders; costs related to the Transactions; changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to the Company; the Company’s ability to successfully and timely develop, manufacture, sell and expand its technology and products, including implement its growth strategy; the Company’s ability to adequately manage any supply chain risks, including the purchase of a sufficient supply of critical components incorporated into its product offerings; risks relating to the Company’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between the Company and its employees; the Company’s ability to successfully collaborate with business partners; demand for the Company’s current and future offerings; risks that orders that have been placed for the Company’s products are cancelled or modified; risks related to increased competition; risks relating to potential disruption in the transportation and shipping infrastructure, including trade policies and export controls; risks that the Company is unable to secure or protect its intellectual property; risks of product liability or regulatory lawsuits relating to the Company’s products and services; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the uncertain effects of the COVID-19 pandemic and certain geopolitical developments; the inability of the parties to successfully or timely consummate the proposed Transactions, including the risk that any required shareholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Transactions; the outcome of any legal proceedings that may be instituted against the Company, East Stone or Pubco or other following announcement of the proposed Transactions and transactions contemplated thereby; the ability of the Company to execute its business model, including market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; technological improvements by the Company’s peers and competitors; and those risk factors discussed in documents of Pubco and East Stone filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither East Stone nor the Company presently know or that East Stone and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect East Stone’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this report. East Stone and the Company anticipate that subsequent events and developments will cause East Stone’s and the Company’s assessments to change. However, while East Stone and the Company may elect to update these forward-looking statements at some point in the future, East Stone and the Company specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by East Stone. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Stone Acquisition Corporation

Date: June 8, 2022	By:	/s/ Xiaoma (Sherman) Lu
		Name:	Xiaoma (Sherman) Lu
		Title:	Chief Executive Officer

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